Earnings per Share	6 Months Ended
Jun. 30, 2019
Earnings Per Share [Abstract]
Earnings per Share

9.       Earnings per Share

Basic earnings per common share is presented under the two-class method and is computed by dividing the earnings available to common shareholders by the weighted average number of common shares outstanding for the period.

Under the two-class method, net income, if any, is first reduced by the amount of dividends declared in respect of common shares for the current period, if any, and the remaining earnings are allocated to common shares and participating securities to the extent that each security can share the earnings assuming all earnings for the period are distributed. The net income allocated to Class A and Series C shares was based on an as converted basis utilizing the two-class method.

Earnings are only allocated to participating securities in a period of net income if, based on the contractual terms, the relevant common shareholders have an obligation to participate in such earnings. No such obligation exists for Class B common shareholders as at June 30, 2019, as they have converted to Class A common shares on a one-for-one basis on January 2, 2019 (see note 7). As a result, earnings would only be allocated to the Class A common shareholders and Series C preferred shareholders.

At June 30, 2019, there were no unvested awards under any of the Company’s incentive plans, only Class A common shares and Series C preferred shares were participating securities.

At June 30, 2018, there were 900,000 restricted stock units granted and unvested as part of management’s equity incentive plan. As of June 30, 2018 only Class A and B common shares are participating securities.

For the six month period ended June 30, 2018, the diluted weighted average number of Class A common shares outstanding is the same as the basic weighted average number of shares outstanding, including the RSU’s without service conditions. The diluted weighted average number of shares excludes any outstanding share-based incentive awards as these would have had an antidilutive effect.

	Six months ended June 30,
	2019	2018
Numerator:
Net income attributable to common shareholders	18,849	8,212
Undistributed income attributable to Series C participating preferred shares	(10,669)	—
Net income available to common shareholders, basic and diluted	8,180	8,212

Net income available to:
Class A, basic and diluted	8,180	8,212
Class B, basic and diluted	—	—

Denominator:
Class A Common shares
Basic weighted average number of common shares outstanding	9,937,836	6,007,501
Weighted average number of RSUs without service conditions	—	33,291
Common share and common share equivalents, basic and diluted	9,937,836	6,040,792

Class B Common shares
Basic weighted average number of common shares outstanding	—	925,745
Common shares, basic and diluted	—	925,745

Basic and diluted common income per share:
Class A	0.82	1.36
Class B	—	—

Series C Preferred Shares-basic and diluted income per share:
Undistributed income attributable to Series C participating preferred shares	10,669	—
Basic and diluted weighted average number of Series C Preferred shares outstanding, as converted	12,955,187	—
Basic and diluted earnings per share	0.82	—